LIQUIDITY	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY

2. LIQUIDITY

The Company had cash of $16,062,047 and $23,716,768 as of December 31, 2023 and 2022, respectively. Net loss was $16.3 million and $11.2 million for years ended December 31, 2023 and 2022. The Company had working capital of $12.9 million and $21.5 million as of December 31, 2023 and 2022, respectively. The Company have funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing liquidity, management monitors and analyses cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments. In 2023, major shareholders have contributed approximately $171,874 to the Company.